Exhibit 10.15

SUPPLEMENTAL AGREEMENT

The Supplemental Agreement (hereinafter referred to as the "Agreement") is entered into as of 24th September, 2018 by and between:

Party A: EIGATE (HONG KONG) TECHNOLOGY CO., LIMITED, company number 51739757, a company incorporated in Hong Kong.

Party B: LIU TUANFANG

Whereas,

Party A and Aspire Science and Technology Limited (company No. 67021586, hereinafter referred as "Aspire") signed a Loan Agreement Contract on 1st September 2018 (hereinafter referred as the "Agreement"), that Party A agreed to lend a total sum of USD 80,000,000 to Aspire.

Liu Tuanfang is the sole director of party A and Aspire.

This Supplemental Agreement is agreed by both parties to specify that regarding the total sum of USD 80,000,000 loan governed by the Agreement, USD 50,000,000 is personal loan from party B that paid through party A, and the remaining USD 30,000,000 is company loan from party A to Aspire.

Agree and accepted by:
EIGATE (HONG KONG) TECHNOLOGY CO., LIMITED

Date: 24th September, 2018

Agree and accepted by:
LIU TUANFANG

Date: 24th September, 2018